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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


            Date of Report (Date of earliest event) October 10, 2002
                                                    ----------------



                           BELDEN & BLAKE CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



           Ohio                         0-20100               34-1686642
-------------------------------      --------------        --------------
(State or other jurisdiction of       (Commission          (IRS Employer
incorporation)                        File Number)         Identification No.)



5200 Stoneham Road, North Canton, Ohio                           44720
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

                                 (330) 499-1660
                            -------------------------
               Registrant's telephone number, including area code





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ITEM 5.  OTHER EVENTS

         The information in this document includes forward-looking statements that are made pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Belden & Blake are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements contained herein. These risks and uncertainties include, but are not limited to, the Company's access to capital, the market demand for and prices of oil and natural gas, the Company's oil and gas production and costs of operation, results of the Company's future drilling activities, the uncertainties of reserve estimates and environmental risks. These and other risks are described in the Company's 10-K and 10-Q reports and other filings with the Securities and Exchange Commission.

FORMATION OF NEW APPALACHIAN DISTRICT AND STAFF REDUCTIONS

         On October 10, 2002, the Company combined its Pennsylvania/New York District with its Ohio District to form a new "Appalachian District". The new District will be managed out of the North Canton, Ohio corporate office under the leadership of Barry Lay, who will serve as General Manager of the District.

         The Company has streamlined its asset base through the divestiture of low-volume wells beginning in the first quarter of 2002. Since that time, the Company has sold approximately 1,300 wells which has reduced its well count to fewer than 5,000 wells. The Company may divest of additional low-volume wells in the Appalachian Basin.

         On October 10, 2002, a total of 28 positions were eliminated in the Ohio and Pennsylvania/New York Districts and in the corporate office. These actions were necessary to capitalize on operational and administrative efficiencies and bring the Company's employment level in line with current and anticipated future staffing. The Company expects to record a nonrecurring charge of approximately $700,000 in the fourth quarter of 2002 related to severance and other costs associated with these actions.

         The Company expects to reduce its future expenses by approximately $1.7 million annually beginning in the fourth quarter of 2002 as a result of the combined district and staff reductions.


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Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    October 23, 2002           BELDEN & BLAKE CORPORATION
      -------------------           (Registrant)


                                    By:    /s/ Robert W. Peshek
                                       ---------------------------------
                                        Robert W. Peshek, Vice President
                                        and Chief Financial Officer